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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 12, 2002




                          MINORPLANET SYSTEMS USA, INC.
               (Exact Name of Registrant as Specified in Charter)

================================================================================
               DELAWARE                  0-26140               51-0352879
--------------------------------------------------------------------------------
(State or Other Jurisdiction of     (Commission File        (I.R.S. Employer
Incorporation or Organization)           Number)         Identification Number)
================================================================================


                     1155 Kas Drive, Richardson, Texas 75081
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 301-2000



                           @Track Communications, Inc.
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           As previously disclosed in our Form 8-K filed on August 6, 2002, Minorplanet Systems USA, Inc., formerly known as @Track Communications, Inc. (the "Company"), received a letter on August 2, 2002 from the Securities and Exchange Commission ("SEC") notifying the Company that its independent auditor, Arthur Andersen, in connection with the wind-down of Andersen's business, had notified the SEC that it would be unable to perform future audit services for the Company effective immediately.

           As recommended by the audit committee of the Company's board of directors, on August 12, 2002, the board of directors approved the engagement of, and the Company engaged, Deloitte & Touche LLP ("Deloitte") to serve as the Company's independent public accountants for 2002.

           During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits.  The following exhibits are filed with this document:

EXHIBIT NO.      DESCRIPTION

99.1             Press Release dated August 14, 2002 regarding engagement of
                 Deloitte

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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MINORPLANET SYSTEMS USA, Inc.



                                          /s/ W. Michael Smith
                                          --------------------------------------
                                              W. Michael Smith
                                              Executive Vice President and Chief
                                              Financial Officer

Date: August 13, 2002
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
EXHIBIT NO.      DESCRIPTION
-----------      -----------
99.1             Press Release dated August 14, 2002 regarding engagement of
                 Deloitte